                              FIRST AMENDMENT TO
                        CLASS A NOTE PURCHASE AGREEMENT

         FIRST AMENDMENT, dated as of September 15, 1999 (this "AMENDMENT"), to the CLASS A NOTE PURCHASE AGREEMENT, dated as of July 15, 1999, as heretofor supplemented (the "ORIGINAL NOTE PURCHASE AGREEMENT" and, as amended by this Amendment and as hereafter amended, supplemented or otherwise modified from time to time, the "NOTE PURCHASE AGREEMENT"), by and among ZALE FUNDING TRUST, a Delaware business trust (together with its successors and assigns, the "ISSUER"), ZALE DELAWARE, INC., a Delaware corporation ("Z DEL"), individually and as Seller, JEWELERS NATIONAL BANK, a national banking association ("JNB"), as Servicer, the entities which from time to time are parties thereto as CLASS A PURCHASERS (the "CLASS A PURCHASERS"), the AGENTS for the Purchaser Groups (as defined in the Original Note Purchase Agreement) from time to time parties thereto (each such party, together with their respective successors in such capacity, an "AGENT"), and CREDIT SUISSE FIRST BOSTON, a Swiss banking corporation acting through its New York Branch, as administrative agent for the Class A Purchasers (together with its successors in such capacity, the "ADMINISTRATIVE AGENT"). Terms used in this Amendment without definition are used as defined in or for purposes of the Original Note Purchase Agreement.

                                   RECITALS

              A. Pursuant to the Original Note Purchase Agreement and subject to the terms, conditions and limitations set forth or referred to therein, the initial Class A Purchasers purchased the Class A Notes on the Closing Date and agreed (on a committed or noncommitted basis, as applicable) from time to time thereafter to purchase Class A Note Principal Balance Increases.

              B. By Transfer Supplements effective immediately prior to the effectiveness of this Amendment, the Class A Purchasers in the Initial Purchaser Group have assigned a portion of their respective interests in the Class A Note Principal Balance, the Maximum Purchase Amount of the CP Conduit in such Purchaser Group and the Commitment of the Liquidity Purchaser in such Purchaser Group to members of a second Purchaser Group.

              C. The Issuer and Z Del have requested certain modifications to the Original Note Purchase Agreement, including an increase in the Total Commitment thereunder and the addition of a third Purchaser Group.

              D. Upon the terms and conditions contained in this Amendment, the parties hereto are willing to agree to such modifications.

                                   AGREEMENTS

              In consideration of the premises and of the agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1.  MODIFICATIONS TO ORIGINAL NOTE PURCHASE AGREEMENT.
(a) Subsection 2.3 (b) of the Original Note Purchase Agreement is hereby amended and restated to read as follows:

                           "(b) If and to the extent that, and only for so long as, a CP Conduit at any time determines in its sole discretion for any reason whatsoever that it is unable to raise or is precluded or prohibited from raising, or that it is not advisable to raise, funds through the issuance of Commercial Paper Notes in the commercial paper market of the United States to finance its purchase or maintenance of its Percentage Interest of the Covered Portion of the Class A Principal Balance or any portion thereof (which determination may be based on any allocation method employed in good faith by such CP Conduit), including, without limitation, by reason of market conditions or by reason of insufficient availability under any of its Support Facilities or the downgrading of any of its Support Parties, upon notice from such CP Conduit to the Agent for its Purchaser Group and the Issuer, such portion of such CP Conduit's Percentage Interest of the Class A Principal Balance shall bear interest at a rate per annum equal to the sum of the Alternative Rate plus the applicable Class A Program Utilization Fee Rate, rather than as otherwise determined pursuant to subsection 2.3(a) of this Agreement."

                  (b) The parties hereto acknowledge and agree that, for purposes of Series 1999-A, the words "adjusted note principal amount," as such words are used in the definition of "Aggregate Adjusted Note Principal Amount" in Annex I to the Indenture and the Purchase and Servicing Agreement, are intended to mean the aggregate unpaid principal balance of the Series 1999-A Notes (without any reduction thereof by reason of Class A Charge-Offs, Class B Charge-Offs or reductions in the Class B Invested Amount in respect of Reallocated Class B Principal Collections).

                  (c) The parties hereto acknowledge that, through Transfer Supplements effective immediately prior to this Amendment, Falcon Asset Securitization Corporation, a Delaware corporation ("Falcon"), became a party to the Note Purchase Agreement as a CP Conduit and Bank One, N.A. ("Bank One"), became a party to the Note Purchase Agreement as a Liquidity Purchaser for Falcon, together constituting a second Purchaser Group (the "Falcon Purchaser Group"). The Maximum Purchase Amount for Falcon and the Commitment for Bank One are each hereby amended to be $150,000,000, Bank One's Liquidity Percentage shall remain 100%, and Bank One is hereby appointed as Agent for the Falcon Purchaser Group. For purposes of the Note Purchase Agreement, Falcon shall be a "CP Purchaser" and Bank One shall be a "Liquidity Purchaser" and an "Agent."

                  (d) EagleFunding Capital Corporation, a Delaware corporation ("EagleFunding"), as a CP Conduit, and BankBoston, N.A. ("BankBoston"), as a Liquidity Purchaser for EagleFunding, are hereby joining the Note Purchase Agreement as a third Purchaser Group (the "EagleFunding Purchaser Group"), having a Maximum Purchase Amount and a Commitment, respectively, equal to $50,000,000 and with BankBoston having a Liquidity Percentage of 100%. BancBoston Robertson Stephens, Inc. is hereby appointed as Agent for the EagleFunding Purchaser Group. For purposes of the Note Purchase Agreement, EagleFunding shall be a "CP Purchaser;" BankBoston shall be a "Liquidity Purchaser" and BancBoston Robertson Stephens, Inc. shall be an "Agent."

                  (e) After giving effect to said Transfer Supplements and to the changes set forth in paragraphs (c) and (d) above, the respective Maximum Purchaser Amounts, Commitments, Purchaser Percentages, Liquidity Percentages, addresses for notices, requests or demands (for purposes of subsection 9.2(a) of the Note Purchase Agreement), addresses for payments (for purposes of subsection 9.2(b) of the Note Purchase Agreement) and Investing Offices of the Class A Purchasers (in each case subject to modification from time to time as provided in the Note Purchase Agreement) are as set forth on Schedule I to this Amendment.

         SECTION 2. MISCELLANEOUS. (a) This Amendment shall become effective as of the opening of business on September 15, 1999.

                  (b) Each of Z Del, JNB and the Issuer hereby severally represents and warrants to the Class A Purchasers, the Agents and the Administrative Agent that

                           (i) no Termination Event, or any event that, after the giving of notice or the lapse of time, would constitute a Termination Event, has occurred and is continuing as of the date hereof;

                           (ii) all of its respective representations and warranties (individually or in any other capacity) contained in the Note Purchase Agreement or otherwise made in writing pursuant to any of the provisions thereof are true and correct in all material respects as of the date hereof with the same force and effect as though such representations and warranties had been made on and as of such date (unless such representations and warranties specifically relate to an earlier date);

                           (iii) it has the power and authority to execute, deliver and perform this Amendment and the Note Purchase Agreement and all the transactions contemplated hereby and thereby and has taken all necessary action to authorize the execution, delivery and performance of this Amendment and the Note Purchase Agreement;

                           (iv) when executed and delivered by each other party hereto, this Amendment and the Note Purchase Agreement will constitute its legal, valid and binding agreement, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium and other laws of general applicability relating to or affecting creditors' rights generally and the rights of creditors from time to time in effect and except that enforceability of its obligations hereunder and thereunder is also subject to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law, and indemnification sought in respect of securities laws violations may be limited by public policy;

                           (v) no consent, license, approval or authorization of, or registration with, any governmental authority, bureau or agency is required to be obtained by it in connection with its execution, delivery or performance of this Amendment or the Note Purchase Agreement that has not been duly obtained and is in full force and effect on the date hereof, except such that may be required by the blue sky laws of any state and except those which the failure to obtain, individually or in the aggregate, would not have a material adverse effect on it or on the transactions contemplated by, or its ability to perform its respective obligations under, this Amendment, the Note Purchase Agreement or the Related Documents; and

                           (vi) its execution, delivery and performance of each of this Amendment and the Note Purchase Agreement do not violate any provision of any existing law or regulation applicable to it, any order or decree of any court to which it is subject, its charter or by-laws or any mortgage, indenture, contract or other agreement to which it is a party or by which it or any significant portion of its properties is bound (other than violations of such laws, regulations, orders, decrees, mortgages, indentures, contracts and other agreements which do not affect the legality, validity or enforceability of any of such agreements or the Receivables and which, individually or in the aggregate, would not have a material adverse effect on it or on the transactions contemplated by, or its ability to perform its respective obligations under, this Amendment, the Note Purchase Agreement or the Related Documents).

                  (c) Each of Falcon, Bank One, EagleFunding and BankBoston hereby severally (with respect to itself only) (i) makes the representations and warranties to, and agreements with, the Issuer, set forth in Section 4.4 of the Note Purchase Agreement, and (ii) agrees to be bound by the provisions of the Note Purchase Agreement as a Class A Purchaser and, as applicable, as a CP Conduit or a Liquidity Purchaser. Each of Bank One and BancBoston Robertson Stephens, Inc. hereby severally (with respect to itself only) agrees to be bound by the provisions of the Note Purchase Agreement as an Agent.

                  (d) The Administrative hereby confirms that it has not imposed any conditions on the increase in the Total Commitment herein provided pursuant to clause (C) of the proviso to subsection 2.2(f) of the Note Purchase Agreement.

                  (e) Except as expressly amended hereby, all of the representations, warranties, terms, covenants and conditions of the Original Note Purchase Agreement shall remain unamended and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms, and except as expressly provided herein, this Amendment shall not constitute or be deemed to be a waiver of or compliance with or a consent to noncompliance with any term or condition of the Note Purchase Agreement or any Related Document. All references to the Note Purchase Agreement in any Related Document shall be deemed to mean the Original Note Purchase Agreement, as amended by this Amendment and as it may be further amended, supplemented, extended, modified or restated from time to time in accordance with its terms. This Amendment shall not constitute a novation of the Note Purchase Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Original Note Purchase Agreement, as amended by this Amendment, as though the terms and conditions of the Note Purchase Agreement were set forth herein.

                  (d) All representations and warranties made hereunder and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Amendment.

                  (e) This Amendment may be amended, supplemented or otherwise modified only as provided in Section 9.1 of the Note Purchase Agreement.

                  (f) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

                  (g) Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction.

                  (h) THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ITS CONFLICTS OF LAW PROVISIONS.

                  (i) The provisions of Sections 9.10 (Jurisdiction; Consent to Service of Process), 9.12 (Limited Recourse; No Proceedings), and 9.14 (Waiver of Jury Trial) of the Original Note Purchase Agreement are applicable to this Amendment and to the Note Purchase Agreement as though set forth herein in their entireties.

                            [signature pages follow]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      ZALE FUNDING TRUST

                                      By: Wilmington Trust Company, not in
                                      its individual capacity but solely as
                                      Owner Trustee under the Amended and
                                      Restated Trust Agreement dated as of
                                      July 15, 1999

                                      By: /s/ JAMES P. LAWLER
                                         ---------------------------------------
                                          Name:         JAMES P. LAWLER
                                          Title:        Vice President

                                      ZALE DELAWARE, INC., individually and as
                                        Seller


                                      By: /s/ STEPHEN C. MASSANELLI
                                         ---------------------------------------
                                          Name:         STEPHEN C. MASSANELLI
                                          Title:        Senior Vice President-
                                                          Treasurer

                                      JEWELERS NATIONAL BANK, as Servicer


                                      By: /s/ SUE E. GOVE
                                         ---------------------------------------
                                          Name:         SUE E. GOVE
                                          Title:        Vice President

                                      CREDIT SUISSE FIRST BOSTON,
                                        NEW YORK BRANCH, as Administrative Agent



                                      By: /s/ THOMAS MEIER
                                         ---------------------------------------
                                          Name:         THOMAS MEIER
                                          Title:        Vice President


                                      By: /s/ ELIZABETH A. WHALEN
                                         ---------------------------------------
                                          Name:         ELIZABETH A. WHALEN
                                          Title:        Associate

                                      CLASS A PURCHASERS

                                      GRAMERCY PURCHASER GROUP:

                                      GRAMERCY CAPITAL CORPORATION,
                                        as a CP Conduit

                                      By Credit Suisse First Boston, New York
                                              Branch, its Attorney-in-Fact



                                      By: /s/ MARY E. CONNERS
                                         ---------------------------------------
                                          Name:         MARY E. CONNERS
                                          Title:        Vice President


                                      By: /s/ AIMEE SEVILLA
                                         ---------------------------------------
                                          Name:         AIMEE SEVILLA
                                          Title:        Associate


                                      CREDIT SUISSE FIRST BOSTON,
                                        NEW YORK BRANCH, as a
                                        Liquidity Purchaser and
                                        as Agent for the Gramercy
                                        Purchaser Group


                                      By: /s/ THOMAS MEIER
                                         ---------------------------------------
                                          Name:         THOMAS MEIER
                                          Title:        Vice President


                                      By: /s/ ELIZABETH A. WHALEN
                                         ---------------------------------------
                                          Name:         ELIZABETH A. WHALEN
                                          Title:        Associate

                                      FALCON PURCHASER GROUP:

                                      FALCON ASSET SECURITIZATION
                                      CORPORATION, as a CP Conduit


                                      By: /s/ ELIZABETH CHUNG
                                         ---------------------------------------
                                          Name:         ELIZABETH CHUNG
                                          Title:        Authorized [ILLEGIBLE]

                                      BANK ONE, N.A., as a Liquidity Purchaser
                                        and as Agent for the Falcon Purchaser
                                        Group


                                      By: /s/ ELIZABETH CHUNG
                                         ---------------------------------------
                                          Name:         ELIZABETH CHUNG
                                          Title:        Vice President

                                      EAGLEFUNDING PURCHASER GROUP:

                                      EAGLEFUNDING CAPITAL CORPORATION,
                                        as a CP Conduit

                                      By BancBoston Robertson Stephens, Inc,
                                          its Attorney-in-Fact


                                      By: /s/ DAWN DRUYOR
                                         ---------------------------------------
                                          Name:         DAWN DRUYOR
                                          Title:        Vice President

                                      BANKBOSTON, N.A., as a Liquidity Purchaser
                                        for the EagleFunding Purchaser Group


                                      By: /s/ DAWN DRUYOR
                                         ---------------------------------------
                                          Name:         DAWN DRUYOR
                                          Title:        Vice President

                                      BANCBOSTON ROBERTSON STEPHENS, INC.,
                                         as Agent for the EagleFunding Purchaser
                                         Group


                                      By: /s/ DAWN DRUYOR
                                         ---------------------------------------
                                          Name:         DAWN DRUYOR
                                          Title:        Vice President


The provisions of subsection 1(b)
above are hereby acknowledged:

THE BANK OF NEW YORK
as Indenture Trustee


By: /s/ ERWIN SORIANO
   --------------------------------
   Name:      ERWIN SORIANO
   Title:     Assistant Treasurer

                                                                   SCHEDULE I TO
                                                              FIRST AMENDMENT TO
                                                 CLASS A NOTE PURCHASE AGREEMENT


                         DESCRIPTION OF PURCHASER GROUPS

I.       GRAMERCY PURCHASER GROUP

GRAMERCY CAPITAL CORPORATION

A.       Type of Purchaser:         CP Conduit

B.       Maximum Purchase Amount (applicable only to CP Conduit):   $150,000,000

C.       Commitment: (n/a to CP Conduit):                                    N/A

D.       Purchaser Percentage (n/a to Liquidity Purchaser):           42.857143%

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):      N/A

F.       Notice Address:

c/o  Credit Suisse First Boston,
New York Branch, its Administrative Agent
Eleven Madison Avenue
New York, New York 10010-3629
Attention:  Asset Finance Department
Telephone:     (212) 325-9075
Telefax:       (212) 325-6677

G.       Address for Payments:

The Bank of New York
ABA #021-000-018
For credit to Credit Suisse First Boston CS Remittance/Gramercy Capital Account #8900386630

H.       Investing Office:

Eleven Madison Avenue
New York, New York


CREDIT SUISSE FIRST BOSTON,
  NEW YORK BRANCH

A.       Type of Purchaser:         Liquidity Purchaser

B.       Maximum Purchase Amount (applicable only to CP Conduit):            N/A

C.       Commitment: (n/a to CP Conduit):                           $150,000,000

D.       Purchaser Percentage (n/a to Liquidity Purchaser):                  N/A

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):     100%

F.       Notice Address:

Eleven Madison Avenue
New York, New York 10010-3629
Attention:  Asset Finance Department
Telephone:      (212) 325-9105
Telefax:        (212) 325-6677

G.       Address for Payments:

The Bank of New York
ABA #021-000-018
For credit to Credit Suisse First Boston CS Remittance/Loan Clearing Account

Account #8900329262

H.       Investing Office:

Eleven Madison Avenue
New York, New York






                                      (ii)

II.      FALCON PURCHASER GROUP

FALCON ASSET SECURITIZATION CORPORATION

A.       Type of Purchaser:         CP Conduit

B.       Maximum Purchase Amount (applicable only to CP Conduit):   $150,000,000

C.       Commitment: (n/a to CP Conduit):                                    N/A

D.       Purchaser Percentage (n/a to Liquidity Purchaser):           42.857143%

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):      N/A

F. Notice Address:

c/o  Bank One, N.A.
1 Bank One Plaza, 1IL-19
Chicago, Illinois  60670-0079
Attention:  Asset Backed Finance
Telephone:        (312) 732-5366
Telefax:          (312) 732-1844

G. Address for Payments:

Bank One, N.A.
ABA #071-000-013
For credit to Falcon Asset Securitization
Account #51-14810

H.       Investing Office:

1 Bank One Plaza
Chicago, Illinois










                                      (iii)

BANK ONE, N.A.

A.       Type of Purchaser:         Liquidity Purchaser

B.       Maximum Purchase Amount (applicable only to CP Conduit):            N/A

C.       Commitment: (n/a to CP Conduit):                           $150,000,000

D.       Purchaser Percentage (n/a to Liquidity Purchaser):                  N/A

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):     100%

F.       Notice Address:

1 Bank One Plaza, 1IL-19
Chicago, Illinois  60606-0079
Attention:  Asset Backed Finance
Telephone:        (312) 732-5366
Telefax:          (312) 732-1844

G.       Address for Payments:

Bank One, N.A.
ABA #071-000-013
For credit to ___________________________________
Account #_____________

H.       Investing Office:

1 Bank One Plaza
Chicago, Illinois








                                      (iv)

III.     EAGLEFUNDING PURCHASER GROUP

EAGLEFUNDING CAPITAL CORPORATION

A.       Type of Purchaser:         CP Conduit

B.       Maximum Purchase Amount (applicable only to CP Conduit):    $50,000,000

C.       Commitment: (n/a to CP Conduit):                                    N/A

D.       Purchaser Percentage (n/a to Liquidity Purchaser):           14.285714%

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):      N/A

F. Notice Address:

c/o  BancBoston Robertson Stephens, Inc.
100 Federal Street
Boston, Massachusetts  02110
Attention:_________________
Telephone:        (617) __________
Telefax:          (617) __________

G. Address for Payments:

BankBoston, N.A.
ABA #011-000-390
For credit to __________________________________________
Account #________________

H.       Investing Office:

100 Federal Street
Boston, Massachusetts











                                      (v)

BANKBOSTON, N.A.

A.       Type of Purchaser:         Liquidity Purchaser

B.       Maximum Purchase Amount (applicable only to CP Conduit):           N/A

C.       Commitment: (n/a to CP Conduit):                           $50,000,000

D.       Purchaser Percentage (n/a to Liquidity Purchaser):                 N/A

E.       Liquidity Percentage (applicable only to Liquidity Purchaser):    100%

BankBoston, N.A.
100 Federal Street
Boston, Massachusetts  02110
Attention:_________________
Telephone:        (617) __________
Telefax:          (617) __________

G. Address for Payments:

BankBoston, N.A.
ABA #011-000-390
For credit to __________________________________________
Account #________________

H.       Investing Office:

100 Federal Street
Boston, Massachusetts








                                      (vi)